SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 9, 2004
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                           The Sagemark Companies Ltd.
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             (Exact name of Registrant as Specified in its Charter)


         New York                       0-4186                   13-1948169
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(State or of incorporation)      (Commission File No.)          (IRS Employer
                                                             Identification No.)


        1285 Avenue of the Americas, 35th Floor, New York, New York 10019
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                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (212) 554-4219
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Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (c)   Exhibits

               99.1   Press Release dated August 9, 2004.

               99.2 Slides entitled "Projected Revenues ($5 Million Offering Proceeds)" and "Projected EBITDA."

Item 9.  Regulation FD Disclosure.

         The Registrant is contemplating a private placement of its equity securities to certain institutional and high net worth investors. Attached as an Exhibit to this Current Report on Form 8-K is a copy of the Registrant's Press Release with respect to such contemplated private placement. In connection with such contemplated private placement, the Registrant held meetings with investors and presented certain slides containing certain non-public information, copies of which slides are attached hereto as an Exhibit to this Current Report on Form 8-K. The financial information contained in such slides is based upon the assumption, among others, that the Registrant would receive $5 million in proceeds from such private placement on or before August 31, 2004.

         The information furnished in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE SAGEMARK COMPANIES LTD.


                                       By: /s/ THEODORE B. SHAPIRO
                                           -------------------------------------
                                           Theodore B. Shapiro
                                           President and Chief Executive Officer

Date: August 9, 2004

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